UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020 (November 9, 2020)

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

25587 Conifer Road, Suite 105-231 Conifer, Colorado 80433 (Address of principal executive offices, zip code)

(303) 640-3838 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 16, 2020, Oblong, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the three and nine months ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, and regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, the Company announced that Mr. John Underkoffler had ceased serving in the role of Chief Technology Officer effective as of May 1, 2020. On November 9, 2020, the Company entered into a Separation Agreement (the “Separation Agreement”) with Mr. Underkoffler to aid in Mr. Underkoffler’s transition from the Company. Pursuant to the Separation Agreement, among other things (i) the Company agreed to make certain severance payments to Mr. Underkoffler, (ii) Mr. Underkoffler executed a customary release of claims and proprietary information and inventions agreement, and (iii) Mr. Underkoffler resigned as a director of the Company effective as of November 9, 2020. Mr. Underkoffler’s resignation was not a result of any disagreement with the Company regarding any matter relating to its operations, policies or practices.

The above description of the Separation Agreement and the transactions contemplated thereby is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 16, 2020, the Company issued the press release described in Item 2.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, by and among Oblong, Inc., certain of its subsidiaries, and John Underkoffler, dated November 9, 2020
99.1	Press release of Oblong, Inc. dated November 16, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OBLONG, INC.

Date: November 16, 2020                    By:    /s/ Peter Holst
Name: Peter Holst
Title: President & CEO